Filed pursuant to Rule 497(e)
Registration No. 333-129930

INDEX FUNDS

Giant 5 Total Index System
Giant 5 Total Investment System
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT DATED FEBRUARY 6, 2015 TO THE FUNDS’ PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR INSTITUTIONAL SHARES AND INVESTOR SHARES, EACH DATED JULY 29, 2014

Effective as of the date of this supplement, the following changes are hereby made to both Funds’ Institutional Shares and Investor Shares prospectuses and statements of additional information:

1.            The adviser to the Funds has changed its name from The Willis Group, Inc. to Index Asset Management, Inc.  This is a change of the adviser’s name only.  All reference to “The Willis Group, Inc.” in the Funds’ prospectus and statement of additional information are hereby replaced with “Index Asset Management, Inc.”

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Effective as of the date of this supplement, the following changes are hereby made to the Institutional Shares and Investor Shares prospectus and statement of additional information for the Giant 5 Total Index System:

1.            The paragraphs beginning with “[t]he equity securities in which an Underlying Fund may invest include primarily common stock, preferred stock and warrants. . .”, and appearing in the summary section of the prospectus as a well as under the heading Investment Objective, Policies and Strategy, are hereby deleted in their entirety and replaced with the following:

The equity securities in which an Underlying Fund may invest include primarily common stock, preferred stock and warrants.  The Adviser typically regards an Underlying Fund, or other issuer in which the Fund directly invests, as being principally “engaged in” or principally “related to” a certain industry if, under normal circumstances, at least fifty percent (50%) of that Fund's underlying holdings, are commonly attributable to a specific industry in the assessment of the Adviser or other third party research companies such a Morningstar.  In determining the extent to which the total assets of an Underlying Fund are attributable to a particular industry, the Adviser may rely on third party data regarding the classification of such Underlying Fund’s portfolio holdings.

2.            The ticker for the Giant 5 Total Index System is changed from INDEX to WILLX.  All references to INDEX as the ticker for the Giant 5 Total Index System are hereby deleted and replaced with WILLX.

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Effective as of the date of this supplement, the following changes are hereby made to the Institutional Shares and Investor Shares prospectus and statement of additional information for the Giant 5 Total Investment System:

1.            The paragraphs beginning with “[t]he equity securities in which an Underlying Fund may invest include primarily common stock, preferred stock and warrants. . .”, and appearing in the summary section of the prospectus as a well as under the heading Investment Objective, Policies and Strategy, are hereby deleted in their entirety and replaced with the following:

The equity securities in which an Underlying Fund may invest include primarily common stock, preferred stock and warrants.  The Adviser typically regards an Underlying Fund, or other issuer in which the Fund directly invests, as being principally “engaged in” or principally “related to” a certain industry if, under normal circumstances, at least fifty percent (50%) of that Fund's underlying holdings, are commonly attributable to a specific industry in the assessment of the Adviser or other third party research companies such a Morningstar.  In determining the extent to which the total assets of an Underlying Fund are attributable to a particular industry, the Adviser may rely on third party data regarding the classification of such Underlying Fund’s portfolio holdings.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.